Exhibit 10.1

Joinder and FIRST AMENDMENT TO LOAN Documents

THIS JOINDER AND FIRST AMENDMENT TO LOAN DOCUMENTS (the “Amendment”), is made and entered into as of June 30, 2022 (the “First Amendment Effective Date”), by and among  Benson Hill, Inc., a Delaware corporation (the “Parent”), Benson Hill Holdings, Inc., a Delaware corporation (“BH Holdings”), BHB Holdings, LLC, a North Carolina limited liability company (“BHB Holdings”), DDB Holdings, Inc., a Delaware corporation “DDB Holdings”), Dakota Dry Bean Inc., a North Dakota corporation (“Dakota Dry Bean”), Benson Hill Ingredients, LLC, a Delaware limited liability company “BHI”), Benson Hill Seeds Holding, Inc., a Delaware corporation (“BHS Holding”), Benson Hill Seeds, Inc., a Delaware corporation (“BHS”), Benson Hill Fresh, LLC, a Delaware limited liability company (“BHF”), J&J Produce, Inc., a Florida corporation (“JJP”), J&J Southern Farms, Inc., a Florida corporation (“JSF”), and Trophy Transport, LLC, a Florida limited liability company (“Trophy Transport”) (Parent and each of BH Holdings, BHB Holdings, DDB Holdings, Dakota Dry Bean, BHI, BHS Holding, BHS, BHF, JJP, JSF, and Trophy Transport are each individually referred to as a “Borrower” and all collectively as the “Borrowers”);  Avenue Capital Management II, L.P., a Delaware limited partnership, as administrative agent and collateral agent (the “Agent”); and  Avenue Venture Opportunities Fund, L.P., a Delaware limited partnership, Avenue Venture Opportunities Fund II, L.P., a Delaware limited partnership, Avenue Sustainable Solutions Fund, L.P., a Delaware limited partnership, Avenue Global Dislocation Opportunities Fund, L.P., a Delaware limited partnership, and Avenue Global Opportunities Master Fund LP, a Delaware limited partnership (each individually referred to as a “Lender” and all collectively as the “Lenders”);

Recitals:

A.	Borrowers (other than BHI), Agent, and Lenders are parties to those certain Loan Documents, dated as of December 29, 2021, including the Loan and Security Agreement (as amended from time to time, the “Agreement”) and the Supplement to Loan and Security Agreement (as amended from time to time, the “Supplement”);

B.	Benson Hill Fresh Holdings, LLC, a Delaware limited liability company (“BHF Holdings”) was a party to the Loan and Security Agreement, as a “Borrower” therein, but with the consent of Agent was dissolved on March 16, 2022;

C.	Pursuant to the Loan and Security Agreement, the Borrowers (other than BHI) and BHF Holdings delivered to the Lenders their Promissory Notes dated December 29, 2021, made payable to the Lenders in the aggregate original principal amount of $80,000,000 (each individually a “Note” and all collectively the “Notes”);

D.	Pursuant to the Loan and Security Agreement, the Parent delivered to the Lenders its Stock Purchase Warrants dated December 29, 2021, each exercisable for an aggregate “Applicable Number” (as defined therein) of shares of the Parent’s Common Stock, par value $0.0001 per share (each individually a “Warrant” and all collectively the “Warrant”);

E.	Pursuant to Subscription Agreements dated March 24, 2022 (the “Subscription Agreements”), on March 25, 2022 Parent issued to investors an aggregate of 26,150,000 shares of Parent’s Common Stock, par value $0.0001 per share (the “PIPE Shares”), and 39 Warrants (the “PIPE Warrants”) exercisable for an aggregate of up to 8,716,661 shares of Parent’s Common Stock, par value $0.0001 per share (the “PIPE Warrant Shares”);

F.	The parties desire to effect the joinder of BHI as a co-Borrower to the Agreement; and

G.	The parties desire to amend the Agreement, the Supplement and the Warrant in accordance with the terms of this Amendment.

Agreement:

NOW, THEREFORE, for and in consideration of the premises, and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.            Definition of Terms. All capitalized terms contained herein and not otherwise defined shall be defined as provided in the Agreement, as supplemented by the Supplement.

2.            Joinder. (a) BHI hereby is added and joined as a co-Borrower to the Agreement and the other Loan Documents, and as of the First Amendment Effective Date, for all purposes under the Agreement and the other Loan Documents, the term “Borrower” shall in all cases include, individually and collectively, jointly and severally, BHI; (b) BHI hereby acknowledges, agrees and confirms that, by its execution of this Amendment, BHI shall have all of the obligations of a co-Borrower under the Agreement and the Loan Documents as if it had executed the Agreement and the Loan Documents on the Closing Date; (c) BHI hereby ratifies, as of the First Amendment Effective Date, and agrees to be bound by, all of the terms, provisions and conditions contained in the Agreement and the Loan Documents; and (d) to secure the prompt payment and performance to Lenders of the Obligations, BHI hereby assigns, pledges and grants to Lenders, a continuing security interest in and to and Lien on all of its Collateral, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, as further set forth in Section 2.10 of the Agreement.

3.             Agreement and Supplement Amendments. The Agreement and Supplement hereby are amended, or amended and restated, as follows:

a.            Part 1 of the Supplement is amended to add the following definition:

“Gross Margin” means gross margin, as determined in accordance with GAAP, but without the financial impact from any “qualified” derivative hedging transactions, where such transactions are “qualified” by reason of the hedging impact thereof being temporal in nature, meaning any negative impact to gross margin in a prior period becomes a positive impact to gross margin in a future period where such future period is within 12 months from the initial hedging contract date; provided, however, that any derivative hedging transactions with any current hedging transaction provider to any Borrower which are in effect during a relevant period shall be conclusively considered as “qualified” and as such shall not positively or negatively impact the calculation of Gross Margin.

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b.            “Conversion Price” as defined in Part 1 of the Supplement is amended and restated in its entirety to read as follows:

“Conversion Price” means the lowest of (i) such amount as was confirmed in that certain Proposal from Agent to Parent dated June 17, 2022; (ii) in the case of any “equity purchase commitments” and/or “at-the-market” or similar transactions which result in the realization by Parent of gross proceeds of Twenty Million Dollars ($20,000,000) or more over any period of fourteen (14) consecutive Trading Days prior to September 30, 2022, the VWAP for such fourteen (14) day period; and (iii) the effective price per share of any bona fide equity offering which closes after the First Amendment Effective Date and prior to September 30, 2022, and in the case of any such bona fide equity offering which consists of the sale of units consisting of capital stock and warrants the methodology for calculating the “effective price per share” shall be as provided in Appendix A attached hereto.

c.            “Milestone 1” as defined in Part 1 of the Supplement is amended and restated in its entirety to read as follows:

“Milestone 1” means Parent has achieved (i) at least eighty-five percent (85%) of its projected consolidated Revenue (“T3M Revenue”) for the three (3) months ending March 31, 2022; (ii) Gross Margin for the three (3) months ending March 31, 2022 greater than negative one and one-half percent (-1.50%); and (iii) Market Cap Threshold 1 during the trailing thirty (30) days prior to the First Amendment Effective Date; provided that, for purposes of this Amendment, and funding of Tranche 2 only, Agent and the Lenders have agreed to waive the requirements of clause (iii) of this Milestone 1.

4.            Warrant Amendment. The Warrants are each amended to amend and restate in its entirety the definition of Exercise Price to read as follows:

“Exercise Price” means the lowest of (i) such amount as was confirmed in that certain Proposal from Agent to Parent dated June 17, 2022; (ii) in the case of any “equity purchase commitments” and/or “at-the-market” or similar transactions which result in the realization by the Company of gross proceeds of Twenty Million Dollars ($20,000,000) or more over any period of fourteen (14) consecutive Trading Days prior to September 30, 2022, the VWAP for such fourteen (14) day period; and (iii) the effective price per share of any bona fide equity offering which closes after the First Amendment Effective Date and prior to September 30, 2022, and in the case of any such bona fide equity offering which consists of the sale of units consisting of capital stock and warrants the methodology for calculating the “effective price per share” shall be as provided in Appendix A attached hereto.

5.            No Waiver. No course of dealing on the part of any Lender, nor any failure or delay in the exercise of any right by any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. A Lender’s failure at any time to require strict performance by any Borrower of any provision of the Loan Documents shall not affect any right of any Lender thereafter to demand strict compliance and performance of the Loan Documents. Any suspension or waiver of a right under the Loan Documents must be in writing signed on behalf of each Lender by an authorized person thereof.

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6.            Full Force and Effect. The Loan Documents, as amended hereby, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of any Lender under the Loan Documents, as in effect prior to the date hereof.

7.            Due Power and Authority. Each Borrower hereby represents that (a) such Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Documents, as amended by this Amendment; and (b) the organizational documents of such Borrower delivered to Agent on the Closing Date, and updated pursuant to subsequent deliveries by such Borrower to Agent, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect.

8.           Conditions Precedent. As a condition to the effectiveness of this Amendment, Lenders shall have received, in form and substance reasonably satisfactory to Lenders, the following:

a.            this Amendment, duly executed by Borrower;

b.           an amendment fee equal to Thirty Thousand Dollars ($30,000.00), fully earned and non-refundable, the receipt of Fifteen Thousand Dollars ($15,000.00) towards which Agent hereby confirms;

c.            all reasonable Lender expenses incurred through the date of this Amendment, which Borrower shall remit via wire transfer on the date of execution of this Amendment per the instructions set forth on Annex I hereto; and

d.           such other documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate (and Lender’s funding of Tranche 2 of Lender’s Commitment shall constitute confirmation that this condition has been satisfied).

9.            Conditions Subsequent. Unless otherwise provided in writing (email being sufficient), within thirty (30) days after the First Amendment Effective Date, Agent shall have received, in form and substance satisfactory to Agent:

a.            account control agreements, in favor of agent, and in form and content reasonably acceptable to Agent, for each Deposit Account and securities/investment accounts maintained by BHI (as required under Section 6.11 of the Agreement);

b.             insurance certificates and endorsements from BHI satisfactory to Agent which include Agent as loss payable and/or additional insured endorsements in favor of Agent (as required under Section 5.5 of the Agreement); and

c.            an Intellectual Property Security Agreement executed by BHI, which such agreement shall be similar in form and substance to the Intellectual Property Security Agreements executed by the other Borrowers on the Closing Date.

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10.          Entire Agreement. The Loan Documents, as amended by this Amendment, (a) represent the entire agreement among the parties with respect to the subject matter hereof, and are intended to be an integration of, and (b) supersede all prior or contemporaneous agreements, conditions, or undertakings between the parties hereto with respect to the subject matter hereof, including without limitation that certain Proposal between the parties dated June 17, 2022 (other than the confirmation contained therein of the “effective price per share” of the bona fide equity offering on March 28, 2022).

11.          Electronic Signatures and Delivery. Delivery of an executed counterpart of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of an original, and execution by use of an electronic signature or digital signature shall be valid for all purposes, but all of which together shall constitute one instrument.

12.          Successors and Assigns. This Amendment shall apply to, inure to the benefit of, and be binding upon the parties hereto and upon their respective legal representatives, successors and permitted assigns, except as otherwise provided herein.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto, in duplicate originals, as of the First Amendment Effective Date.

BORROWERS:

BENSON HILL, INC.

By:	/s/ Dean Freeman
Name:	Dean Freeman
Title:	Authorized Officer

BENSON HILL HOLDINGS, INC.

By:	/s/ Dean Freeman
Name:	Dean Freeman
Title:	Authorized Officer

BHB HOLDINGS, LLC

By:	Benson Hill, Inc.
Its:	Sole Member

By:	/s/ Dean Freeman
Name:	Dean Freeman
Title:	Authorized Officer

DDB HOLDINGS, INC.

By:	/s/ Dean Freeman
Name:	Dean Freeman
Title:	Authorized Officer

Signature Page
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Joinder and First Amendment to Loan Documents

DAKOTA DRY BEAN INC.

By:	/s/ Dean Freeman
Name:	Dean Freeman
Title:	Authorized Officer

BENSON HILL INGREDIENTS LLC

By:	DDB Holdings, Inc.
Its:	Sole Member

By:	/s/ Dean Freeman
Name:	Dean Freeman
Title:	Authorized Officer

BENSON HILL SEEDS HOLDING, INC.

By:	/s/ Dean Freeman
Name:	Dean Freeman
Title:	Authorized Officer

BENSON HILL SEEDS, INC.

By:	/s/ Dean Freeman
Name:	Dean Freeman
Title:	Authorized Officer

BENSON HILL FRESH, LLC

By:	Benson Hill Holdings, Inc.
Its:	Sole Member

By:	/s/ Dean Freeman
Name:	Dean Freeman
Title:	Authorized Officer

Signature Page
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Joinder and First Amendment to Loan Documents

J&J PRODUCE, INC.

By:	/s/ Dean Freeman
Name:	Dean Freeman
Title:	Authorized Officer

J&J SOUTHERN FARMS, INC.

By:	/s/ Dean Freeman
Name:	Dean Freeman
Title:	Authorized Officer

TROPHY TRANSPORT, LLC

By:	J&J Produce, Inc.
Its:	Sole Member

By:	/s/ Dean Freeman
Name:	Dean Freeman
Title:	Authorized Officer

Signature Page
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Joinder and First Amendment to Loan Documents

AGENT:

AVENUE CAPITAL MANAGEMENT II, L.P.

By:	Avenue Capital Management II GenPar, LLC
Its:	General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

LENDERS:

AVENUE VENTURE OPPORTUNITIES FUND, L.P.

By:	Avenue Venture Opportunities Partners, LLC
Its:	General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Authorized Signatory

AVENUE VENTURE OPPORTUNITIES FUND II, L.P.

By:	Avenue Venture Opportunities Partners II, LLC
Its:	General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Authorized Signatory

Signature Page
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Joinder and First Amendment to Loan Documents

AVENUE SUSTAINABLE SOLUTIONS FUND, L.P.

By:	Avenue Sustainable Solutions Partners, LLC
Its:	General Partner

By:	GL Sustainable Solutions Partners, LLC
Its:	Managing Member

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

AVENUE GLOBAL DISLOCATION OPPORTUNITIES FUND, L.P.

By:	Avenue Global Dislocation Opportunities GenPar, LLC
Its:	General Partner

By:	GL Global Dislocation Opportunities Partners, LLC
Its:	Managing Member

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

AVENUE GLOBAL OPPORTUNITIES MASTER FUND LP

By:	Avenue Global Opportunities GenPar Holdings Ltd
Its:	General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Director

Signature Page
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Joinder and First Amendment to Loan Documents

Appendix A
Effective Price Per Share Calculation Methodology

[Appendix A to Joinder and First Amendment to Loan Documents]

Annex I
Barnes & Thornburg Wire Instructions

[Annex I to Joinder and First Amendment to Loan Documents]